AMENDMENT NO. 1 TO SECURED REVOLVING NOTE OF VENTURES NATIONAL
                INCORPORATED D/B/A TITAN GENERAL HOLDINGS, INC.

                                February 25, 2004

      Reference is made to that certain secured revolving note dated November 20, 2003 made by VENTURES NATIONAL INCORPORATED D/B/A TITAN GENERAL HOLDINGS, INC., a Utah (the "BORROWER") in favor LAURUS MASTER FUND, LTD., c/o Ironshore Corporate Services Ltd., P.O. Box 1234 G.T., Queensgate House, South Church Street, Grand Cayman, Cayman Islands (the "LAURUS"") in the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) dated as of November 20, 2003, (the "Revolving Note"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Revolving Note.


      WHEREAS the Borrower and Laurus agree that on the date hereof the aggregate amount outstanding under the i) MB Note and ii) that certain Secured Revolving Note of the Borrower dated November 20, 2003 made in favor of Laurus, is $2,382,820.

      NOW, THEREFORE, in consideration for the execution and delivery by the Borrower of all documents requested by Laurus, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            1. Section 2.1 of the Revolving Note is hereby amended to delete the reference to "0.77"contained therein and in its stead to insert "$0.40".

            2. The foregoing amendment shall be effective as of the date hereof.

            3.    There are no other amendments to the Revolving Note.


            4. The Borrower hereby represents and warrants to Laurus that as of the date hereof all representations, warranties and covenants made by Borrower in connection with the Revolving Note are true correct and complete and all of Borrower's covenants requirements have been met. As of the date hereof, no Event of Default under any Ancillary Agreements (as defined in the Security Agreement) has occurred or is continuing.

      IN WITNESS WHEREOF, each of the Borrower and Laurus has caused this Amendment No. 1 to Secured Revolving Note to be signed in its name this 25th day of February, 2004.


                                              VENTURES NATIONAL INCORPORATED
                                              D/B/A TITAN GENERAL HOLDINGS, INC.



                                              By:/s/ DANIEL GUIMOND
                                                 ------------------------------
                                                 Name:  Daniel Guimond
                                                 Title: Chief Financial Offcier



                                              LAURUS MASTER FUND, LTD.


                                              By:/s/ DAVID GRIN
                                                 ------------------------------
                                              Name: David Grin
                                              Title: Fund Manager